Write-down of Vessels	6 Months Ended
Jun. 30, 2020
Property, Plant and Equipment [Abstract]
Write-down and Sale of Vessels	Write-down of Vessels

In March 2020, the carrying values for six of the Partnership's seven wholly-owned multi-gas carriers (the Unikum Spirit, Vision Spirit, Pan Spirit, Cathinka Spirit, Camilla Spirit and Sonoma Spirit), were written down to their estimated fair values, using appraised values, primarily due to the lower near-term outlook for these types of vessels as a result of the economic environment at that time, as well as the Partnership receiving notification that the Partnership's commercial management agreement with a third-party commercial manager will dissolve in September 2020. The total impairment charge of $45.0 million is included in write-down of vessels for the six months ended June 30, 2020 in the Partnership's consolidated statements of income.